Exhibit 10.2

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of May 7, 2024 (this “Amendment”), is by and among DOCGO INC., a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swingline Lender and L/C Issuer. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors party thereto, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) and the Administrative Agent are parties to that certain Credit Agreement, dated as of November 1, 2022 (as amended, restated, amended and restated, supplemented, extended, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Required Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Administrative Agent and the Required Lenders are willing to make such amendments to the Credit Agreement in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Article 1
AMENDMENTS TO CREDIT AGREEMENT
1.1 Amendment to Section 6.02(b). Section 6.02(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(b)    Compliance Certificate. As soon as available, but in any event within five (5) Business Days of the date of the delivery of the financial statements referred to in Sections 6.01(a) and (b) (commencing with the delivery of the financial statements for the fiscal quarter ended March 31, 2024), a duly completed Compliance Certificate signed by the chief executive officer, chief financial officer, treasurer or controller which is a Responsible Officer of the Borrower. Unless the Administrative Agent or a Lender requests executed originals, delivery of the Compliance Certificate may be by electronic communication including fax or email and shall be deemed to be an original and authentic counterpart thereof for all purposes.
Article 2
CONDITIONS TO EFFECTIVENESS
This Amendment shall be deemed effective as of the date first above written (the “Second Amendment Effective Date”) upon satisfaction (or waiver) of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

2.1 Executed Loan Documents. The Administrative Agent shall have received a copy of this Amendment, duly executed by the Borrower, the Required Lenders and the Administrative Agent.
2.2 Default. No Default or Event of Default shall exist.
2.3 Fees, Costs and Expenses. The Administrative Agent shall have received from Borrower (or Borrower shall have caused to be paid) the fees, costs and expenses that are payable under this Amendment (including any letter agreement between the Administrative Agent and the Borrower) in connection with the consummation of the transactions contemplated hereby and Holland & Knight LLP shall have received from the Borrower payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment.
2.4 Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.
Article 3
MISCELLANEOUS
3.1 Amended Terms. On and after the Second Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.
3.2 Representations and Warranties of Borrower. Each Loan Party represents and warrants as follows:
(a) It has taken all necessary corporate or organizational action to authorize the execution, delivery and performance of this Amendment.
(b) This Amendment has been duly executed and delivered by each Loan Party and constitutes such Loan Party’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.
(d) The representations and warranties of each Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall (i) with respect to representations and warranties that contain a materiality qualification, be true and correct on and as of the Second Amendment Effective Date and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects on and as of the Second Amendment Effective Date, and the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively.

(e) No event has occurred and is continuing which constitutes a Default or an Event of Default.
(f) The Obligations are not reduced or modified by this Amendment and all payments with respect to such Obligations are not subject to any offsets, defenses or counterclaims, except as expressly provided in the Credit Agreement.
3.3 Reaffirmation of Obligations. Each Loan Party hereby ratifies the Credit Agreement and each other Loan Document to which it is a party, and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement and each such Loan Document applicable to it, (b) that it is responsible for the observance and full performance of its Obligations and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge Borrower’s obligations under the Loan Documents.
3.4 Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting, (b) agrees that this Amendment shall in no manner impair or otherwise adversely affect, or constitute or establish a novation of, any of the Liens granted in or pursuant to the Loan Documents, (c) the Security Agreement shall continue in full force and effect and is hereby ratified and confirmed; (d) such Loan Party as of the date hereof has no defenses, off-sets or counterclaims to or against enforcement of the Security Agreement by the Administrative Agent in accordance with its terms; and (e) none of the agreements contained in the Credit Agreement or any other document or instrument executed in connection therewith will limit, impair or otherwise affect any of such Loan Party’s agreements, undertakings or obligations under the Security Agreement.
3.5 Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.
3.6 Expenses. The Borrower agrees to pay all reasonable and documented costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable and documented fees and expenses of the Administrative Agent’s legal counsel.
3.7 Further Assurances. Each Loan Party agrees to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.
3.8 Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.
3.9 Counterparts; Delivery. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided that, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent shall be entitled to rely on any such Electronic Signature without further verification and (b) upon the request of the Administrative Agent any Electronic Signature shall be promptly followed by a manually executed, original counterpart.
3.10 GOVERNING LAW. THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
3.11 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
3.12 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 11.14 and 11.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:

DOCGO INC.

By: /s/ Lee Bienstock__________________________
Name: Lee Bienstock
Title: Chief Executive Officer

GUARANTORS:

AMBULNZ, INC.
AMBULNZ HOLDINGS, LLC
GOVERNMENT MEDICAL SERVICES, LLC
AMBULNZ NY, LLC
DARA TECHNOLOGIES, LLC
RAPID RELIABLE TESTING, LLC
MEDRESPONSE, LLC
AMBULNZ UK, LLC
AMBULNZ NY 5, LLC
AMBULNZ RE 1, LLC
RAPID RELIABLE TESTING NY, LLC
MEDRESPONSE CA, LLC
RAPID RELIABLE TESTING CA, LLC
AMBULNZ WI, LLC
RYAN BROS. FORT ATKINSON, LLC
RYAN BROS. AMBULANCE, LLC
AMBULNZ GA, LLC
AMBULNZ TN, LLC
RAPID TEMPS, LLC
EXCEPTIONAL MEDICAL TRANSPORTATION, LLC
AMBULNZ AL, LLC

By:_/s/ Andre Oberholzer______________________
Name: Andre Oberholzer
Title: Authorized Signatory

DOCGO EMS TRAINING CENTER, LLC
DOCGO MOBILE HEALTH SUPPLIES LLC
CARDIAC RMS LLC
CRMS DG, LLC
AMBULNZ-FMC NORTH AMERICA LLC
AMBULNZ NY 2, LLC
AMBULNZ NY 3, LLC
AF DE LNZ, LLC
AZ AMBULETTE, LLC
CENTURY AMBULANCE SERVICE INC.
AMBULNZ TX, LLC
EMS DIRECT, LLC
AF WI, LLC
AF WI LNZ, LLC
LJH AMBULANCE, INC.
VIRTUAL CARE MANAGEMENT, LLC

By:_/s/ Norman Rosenberg___________________
Name: Norman Rosenberg
Title: Chief Financial Officer

HEARTWATCH SOLUTIONS, INC.

By:_/s/ Greg Forsyth________________________
Name: Greg Forsyth
Title: President

CITIBANK, N.A., as
Administrative Agent and a Lender

By:_/s/ Matthew Cataldi_______________________
Name: Matthew Cataldi
Title: Authorized Signer

BMO BANK, N.A., as
a Lender

By:_/s/ Sean Conlon__________________________
Name: Sean Conlon
Title: Managing Director